UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 11, 2022
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

Members of CVS Health Corporation’s (“CVS Health’s” or the “Company’s”) senior management team are scheduled to participate in a webcast at 8:15 a.m. (Eastern Time) and meet with investors on January 11, 2022. During the webcast and meetings, the Company will disclose that it has raised its full year 2021 GAAP diluted earnings per share (“EPS”) guidance range to $5.87 to $5.92 from $5.50 to $5.61 and raised its full year 2021 Adjusted EPS guidance range to $8.33 to $8.38 from at least $8.00. The Company will also affirm its full year 2022 GAAP diluted EPS guidance range of $7.04 to $7.24 and its Adjusted EPS guidance range of $8.10 to $8.30.

An audio and video webcast of the presentation will be broadcast simultaneously for all interested parties through the Investor Relations portion of the CVS Health website at http://investors.cvshealth.com. The accompanying presentation materials will be available on the website shortly before the presentation begins and archived for one year along with a replay of the webcast.

Our financial closing procedures for the full year 2021 are not yet complete and, as a result, our actual results may change as a result of such financial closing procedures, final adjustments, management's review of results, and other developments that may arise between now and the time our financial results for the full year 2021 are finalized, and our results could be outside of the ranges set forth above and different than the estimates in the table below.

Non-GAAP Financial Measures
This Current Report on Form 8-K includes estimated and projected Adjusted EPS, a non-GAAP financial measure that the company uses to describe its performance. The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. Non-GAAP financial measures are provided as supplemental information to the financial measures presented in this press release that are calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies.

Estimated and projected GAAP diluted EPS and estimated and projected Adjusted EPS, respectively, are calculated by dividing estimated or projected income from continuing operations attributable to CVS Health and estimated or projected adjusted income from continuing operations attributable to CVS Health by the Company’s estimated or projected weighted average diluted shares outstanding. The Company defines adjusted income from continuing operations attributable to CVS Health as income from continuing operations attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, such as acquisition-related integration costs, store impairments, goodwill impairments, acquisition purchase price adjustments outside of measurement period, losses on early extinguishment of debt and the corresponding tax benefit or expense related to the items excluded from adjusted income from continuing operations attributable to CVS Health. The following are reconciliations of estimated and projected GAAP diluted EPS to estimated and projected Adjusted EPS:

Reconciliation of Estimated 2021 Adjusted EPS

	2021E
	Low		High
In millions, except per share amounts	Total Company	Per Common Share	Total Company	Per Common Share
Income from continuing operations attributable to CVS Health (GAAP measure)	$7,797	$5.87	$7,862	$5.92
Non-GAAP adjustments:
Amortization of intangible assets	2,260	1.70	2,260	1.70
Acquisition-related integration costs (1)	133	0.10	133	0.10
Store impairments (2)	1,358	1.02	1,358	1.02
Goodwill impairment (3)	431	0.33	431	0.33
Acquisition purchase price adjustment outside of measurement period (4)	(61)	(0.05)	(61)	(0.05)
Loss on early extinguishment of debt (5)	452	0.34	452	0.34
Tax impact of non-GAAP adjustments (6)	(1,300)	(0.98)	(1,300)	(0.98)
Adjusted income from continuing operations attributable to CVS Health	$11,070	$8.33	$11,135	$8.38

Weighted average diluted shares outstanding		1,329		1,329
_____________________________________________
(1)Acquisition-related integration costs relate to the acquisition of Aetna Inc.
(2)In connection with a planned closure of approximately 900 stores between 2022 and 2024, the Company expects to record an impairment charge in the fourth quarter of 2021 of approximately $1.4 billion. This charge relates to the write down of operating lease right-of-use assets and property and equipment within the Retail/LTC segment.
(3)The goodwill impairment charge was recorded in the third quarter of 2021 in the long-term care reporting unit within the Retail/LTC segment.
(4)In June 2021, the Company received $61 million related to a purchase price working capital adjustment for an acquisition completed during the first quarter of 2020. The resolution of this matter occurred subsequent to the acquisition accounting measurement period and is reflected within the Health Care Benefits segment.
(5)During the year ended December 31, 2021, the loss on early extinguishment of debt relates to the Company’s repayment of approximately $2.3 billion of its outstanding senior notes in December 2021 pursuant to its make-whole provision for such senior notes, which resulted in an $89 million loss on early extinguishment of debt in the fourth quarter of 2021. During the year ended December 31, 2021, the loss on early extinguishment of debt also relates to the Company’s repayment of approximately $2.0 billion of its outstanding senior notes in August 2021 pursuant to its tender offers for such senior notes, which resulted in a $363 million loss on the early extinguishment of debt in the third quarter of 2021.
(6)Represents the corresponding tax benefit or expense related to the items excluded from estimated Adjusted EPS above. The nature of each non-GAAP adjustment is evaluated to determine whether a discrete adjustment should be made to the adjusted income tax provision.

Reconciliation of Projected 2022 Adjusted EPS

	Year Ending December 31, 2022E
	Low		High
In millions, except per share amounts	Total Company	Per Common Share	Total Company	Per Common Share
Income from continuing operations attributable to CVS Health (GAAP measure)	$9,370	$7.04	$9,630	$7.24
Non-GAAP adjustments:
Amortization of intangible assets	1,870	1.41	1,870	1.41
Tax impact of non-GAAP adjustments (1)	(470)	(0.35)	(470)	(0.35)
Adjusted income from continuing operations attributable to CVS Health	$10,770	$8.10	$11,030	$8.30

Weighted average diluted shares outstanding		1,330		1,330
_____________________________________________
(1)Represents the corresponding tax benefit or expense related to the items excluded from projected Adjusted EPS above. The nature of each non-GAAP adjustment is evaluated to determine whether a discrete adjustment should be made to the projected adjusted income tax provision.

Cautionary Statement Concerning Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. Statements in this Current Report on Form 8-K that are forward-looking include CVS Health’s estimated full year 2021 and projected full year 2022 GAAP diluted EPS, Adjusted EPS, income from continuing operations attributable to CVS Health, adjusted income from continuing operations attributable to CVS Health and the other financial information included in the table in the Current Report on Form 8-K, all of which are preliminary. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the continuing uncertainties related to the COVID-19 pandemic, including the impact of new and existing variants on consumer behavior, health care utilization patterns and federal, state and local response to the pandemic, as well as the risks and uncertainties described in our Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, and our Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding preliminary financial estimates and projections, future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	January 11, 2022	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer